Exhibit 99.2

PENN Entertainment: The Facts

PENN's Differentiated Omni-Channel Strategy Will Deliver Sustainable Shareholder Value

1. **The gaming landscape is undergoing a fundamental transformation to digital** – in today's environment, digital connectivity to customers is a critical factor in driving top-of-funnel growth, with younger customers increasingly looking for online experiences

2. **PENN's omni-channel strategy is at the forefront of this transformation** – with a market leading retail footprint and strategy designed to capture the growth opportunities in the evolving digital environment. We have the right brands, relationships, scale, technology, infrastructure and team to succeed

3. **We are already seeing results** – our Interactive business is growing rapidly, our loyalty program has grown to 32M+ members (up 10% Y/Y), the average age of our customer is down from 53 in 2019 to 44 in 2024 and our customer conversion from online-to-retail has grown significantly

4. **Our retail business remains best-in-class** – we have the highest tax-adjusted retail EBITDAR margins in the sector and we are growing market share through our enhanced offerings, retail sportsbooks and omni-channel strategy

5. **Our Interactive business has strong momentum** – with significant revenue and Adj. EBITDA improvement. We grew our digital database by 2M+ members since the launch of ESPN BET. Our iCasino business continues to grow into a more meaningful contributor and we expect the segment to achieve profitability by the end of 2025

6. We maintain **strong balance sheet liquidity** and we are on track to rapidly **deleverage as our Interactive business achieves profitability**

7. We expect to **repurchase at least $350M of shares** by the end of the year

8. While PENN has constructively engaged with HG Vora in good faith, **HG Vora made short-term, value-destructive demands for PENN's business, including excessive leveraged share repurchases**

9. **HG Vora has consistently violated regulatory rules and directives** and demonstrated a blatant disregard for the SEC and state gaming authorities

10. **PENN has the right leadership and Board** – including the addition of two of HG Vora's nominees – to execute its differentiated omni-channel strategy to drive shareholder value

1

2 PENN Entertainment: The Facts The Current Gaming Landscape Is Rapidly Undergoing a Structural Shift to Digital Our Omni - Channel Strategy Is at the Forefront of This Transformation and We Are Positioned to Win 42 Properties Across 19 States 5 New Developments Coming Online Retail Operator with Unrivaled Scale Growing Interactive Segment Attracting a Younger Customer Attracting Online Customers Near Retail Locations Average Age of Our 12 - Month Active Database 34% of Digitally - Acquired Customers Within 50 Miles of a Property 53 44 2019 2024 Growing Loyalty Program Growing Retail Market Share 32M+ Loyalty Program Members as of YE ‘24 +10% Y/Y 14 of 17 Regional Markets with No New Supply Saw Market Share Growth in Q1’25 ▪ Online gaming is expected to generate 33% of gaming revenue by 2030 vs. just 19% today (1) ▪ OSB and iCasino GGR is projected to grow at a ~17% CAGR from 2024 to 2030, as compared to land - based revenue, which is projected to grow at a ~3% CAGR over the same period (1) “ These past few years have reshaped the industry , and the revenue pie, while it's much bigger, looks very different than it used to. That's increasingly driven by new online gaming options available to more people than ever before.” – February 2025 “Across the 492 commercial casinos around the country, revenue from traditional casino games grew by one percent in 2024 to a record $ 49 . 89 billion . Legal sports betting launched in North Carolina and Vermont in 2024 , helping drive commercial sports betting revenue up 24 . 8 percent to $ 13 . 78 billion as Americans legally bet a total of $ 149 . 90 billion on sports throughout the year . The iGaming market also continued its strong growth in 2024 , with combined iGaming revenue from seven active states (excluding Nevada’s online poker only market) reaching $ 8 . 41 billion, a 28 . 7 percent increase year - over - year . ” – May 2025 Digital Database Has Grown by 2M+ Members Since the Launch of ESPN BET

PENN Entertainment: The Facts

Our Actions Have Yielded Results

Interactive Segment on Path to Profitability with Significant Upside

+$71M
Y/Y Adj. Revenue[2] Growth in Q1'25

+$107M
Y/Y Adj. EBITDA Improvement in Q1'25

~150%
Q1'25 Y/Y Adj. EBITDA Flow-Through[3]

Retail Segment Maintains Sector-Leading Margins

2024 Tax Adj. Retail EBITDAR Margins[4]



65.3%
56.2%
51.4%
50.8%
41.8%
PENN ENTERTAINMENT
BOYD GAMING
CAESARS ENTERTAINMENT
red rock CASINO · RESORT · SPA
MGM RESORTS INTERNATIONAL

66.2% avg. tax Adj. EBITDAR margin over the 2019 – 2024 period

We Enhanced Our Leadership and Board to Execute on Our Digital Strategy

Executive



Aaron LaBerge, CTO
Previously CTO at Disney Entertainment and ESPN



Billy Turchin, CPO
Previously SVP, Product at FanDuel



Mike Andrews, Head of Engineering
Previously SVP, Technology at Capital One



Gadi Rouache, Head of Design
Previously VP, Technology Strategy & Creative at Disney

Board



Anuj Dhanda, Director
Currently EVP & CTO at Albertsons



Johnny Hartnett, Nominee
Former CEO at Superbet Group

3

4 PENN Entertainment: The Facts A Strengthened Balance Sheet and Capital Return to Shareholders $1.5B Liquidity as of Q1’25 $350M Share Repurchase Commitment in 2025 Analysts and Industry Players Recognize PENN’s Strong Momentum “ ESPN BET and its Hollywood Casino offering are the best combo package in the sports betting/online casino world for the recreational player as it stands today … Very clean [sportsbook] interface, super fast between screens, - 110 s abound, never encountered the spinning wheel of death . ” Casino Reports – March 2025 “ In 2024 , ESPN BET added enhancements to its offerings, added player prop market depth, completed the account linking between ESPN and ESPN BET, and added to the aesthetics of the app … Accordingly, we believe the product, from an ability to compete perspective, is broadly where it needs to be heading into 2025 to play catch up to peers . ” – January 2025 “ We continue to see PENN as best - in - class regional brick & mortar operators, with well - proven operating prowess likely translating to a more resilient top - line & margin outlook vs . peers amidst continued softness in the low - income consumer & plummeting consumer confidence . We also favor PENN's geographic diversity and predominately drive - to assets in the current macro environment, while comparatively high blended gaming tax rate limits operating leverage should the consumer deteriorate further . ” – May 2025 “ Overall, PENN Interactive saw + $ 71 M/+ $ 107 M Y/Y improvements in Adj . Revenues/Adj . EBITDA in Q 1 , with an OSB promo rate - 140 bps lower ( % of handle) . Its interactive user base continues to ramp ... Further, PENN had its best iCasino NGR quarter on record, with MAUs up + 20 % Y/Y to a new high (with DAUs an all - time high last week) . PENN's standalone iCasino apps are also at all - time highs (following PA/MI launch in Jan, March launch of NJ and ONT launch in April), with 70 % of the app's theo revenue incremental and + 134 bps higher hold vs . integrated iCasino in ESPN BET & theScore Bet . Notably, PENN continues to see success in omni - channel . In Q 1 in PA/MI (two of its three states where live), mgmt has seen + 21% /+ 27 % Y/Y increases in retail theo and + 165% /+ 242 % increases in online theo . ” – May 2025

PENN Entertainment: The Facts

PENN Engaged Constructively with HG Vora Since 2023

- **Held more than 25 meetings or calls** with HG Vora's representatives since 2023
- Hosted representatives of HG Vora to **present their ideas to the full Board within one week of their request**
- **PENN entered into a nondisclosure agreement to "wall cross" HG Vora** to receive its input on the Company's upcoming quarterly earnings materials
- **Conducted thorough and extensive interviews of all three of HG Vora's director nominees,** consistent with the Board's standard evaluation procedures
- PENN made **multiple settlement offers**
- **Nominated two of HG Vora's nominees to PENN's Board**

HG Vora Made a Number of Value-Destructive Suggestions for PENN's Business

- **Proposed a ~50% leveraged buyback** that would **increase PENN's debt and limit PENN's ability to pursue growth investments,** including our under development retail projects
- To do so, HG Vora **encouraged PENN not to consider rent as debt and ignore lease-adjusted leverage ratios**, which lenders, ratings agencies, sell-side analysts and state regulators use to analyze the Company's leverage profile and risk
- In a challenging M&A environment and while the business was gaining momentum, HG Vora **also demanded PENN publicly announce a strategic review of the whole business and the Interactive segment**
- **HG Vora's suggestions were short-sighted, self-serving and not in the best interest of driving long-term value**

HG Vora Demonstrated Consistent Disregard for the Views of Regulators and a Blunderbuss Approach to Engagement

- **HG Vora violated an institutional investor waiver specifically granted to them:** Converted to a 13D filer, in violation of the institutional investor waiver granted by the regulators that had allowed it to accumulate an 18.5% position without going through the rigors of state gaming licensing
- **HG Vora acted inappropriately without all required licenses:** State gaming regulators informed PENN and HG Vora that HG Vora's efforts to influence the Company's operations and strategy were impermissible without all required licenses – **they still do not have all such licenses**
- **Ownership manipulation:** Avoiding gaming licensing requirements in order to nominate directors, HG Vora converted its position into derivatives to limit voting power while maintaining economic exposure
- **Pushed for governance changes despite express prohibitions on doing so** by state gaming regulators
- **HG Vora was fined by the SEC in 2024 for violating 13D disclosure rules**[(5)]

5

PENN Entertainment: The Facts

The Board and its Nominating & Corporate Governance Committee Thoroughly Evaluated All Three of HG Vora's Nominees

- ✓ **Committed to ongoing Board refreshment and ensuring the right mix of skills and experience in the Boardroom**
- ✓ **Had already engaged a national search firm to identify prospective Board candidates prior to receiving HG Vora's nominations**
- ✓ **Conducted thorough evaluation process of all three HG Vora Nominees, including in-depth interviews with each**

We Determined That Two of HG Vora's Candidates Were Qualified for PENN's Board. . .

Johnny Hartnett (*Former CEO, Superbet Group*)	✓ **Open-minded to all ideas to create shareholder value** ✓ **20+ years of leadership** in the entertainment and gaming industries ✓ Proven track record **driving digital and innovation-led growth** ✓ **Deep experience scaling online sports betting and gaming businesses**
Carlos Ruisanchez *(Founding Partner, Sorelle Capital; Former CFO, Pinnacle Entertainment)*	✓ **Open-minded to all ideas to create shareholder value** ✓ Seasoned finance executive with **expertise in capital allocation and growth strategy** ✓ **Deep industry knowledge** across casino operations and development ✓ **Led transformative initiatives** and M&A execution at Pinnacle Entertainment

. . . But Their Third Nominee is Unsuited

William Clifford (*Former CFO, Gaming & Leisure Properties; Former CFO, PENN Entertainment*)	× **Requested to be added to our Board in 2020** and was rejected based on an evaluation of his skills and experiences against the needs of the Board × **Failed to demonstrate the base level of open-mindedness towards others' ideas** in the interview process, raising concerns about his willingness to consider all paths to enhance shareholder value × During his time at PENN, he advocated against key initiatives that were critical to success and achieving margin improvement, **such as modernizing IT, standardizing and centralizing financial processes, adoption of shared services, the creation of a customer database and loyalty program, and the development of hotels and other amenities at properties** × **ISS recommended shareholders withhold their votes from him at Drive Shack twice, citing "material governance failures"** × **Lacks digital gaming and online sports betting experience** – areas essential to the future of PENN's business and the industry × **Experience is redundant with the significant real estate and financial expertise already represented on our Board**

6

7 HG Vora’s Destructive Approach PENN’s Constructive Approach Consistently rejected offers to reach a mutually beneficial resolution , and instead is more interested in trying to conduct a costly and distracting purported proxy fight Demanded three of its nominees be added to the Board or two of its nominees plus other governance and strategic changes in violation of applicable gaming laws and regulations Launched a lawsuit in an attempt to add its third, less qualified, nominee to PENN’s Board – and has still not obtained all required gaming licensing x Offered HG Vora several reasonable proposals to reach a mutually agreeable and reasonable resolution to avoid a costly and distracting proxy fight , including multiple offers to add its nominees x Constructively engaged with HG Vora in accordance with applicable gaming laws x Decided to nominate the two HG Vora nominees who we concluded were qualified to join PENN’s Board in place of two existing directors who will not be standing for reelection PENN Entertainment: The Facts PENN has significantly refreshed its Board in recent years ▪ Following the additions of Hartnett and Ruisanchez to PENN’s Board, 75% of PENN directors will have been appointed since 2019 ▪ Two directors will not be standing for reelection and one director retired ahead of the Annual Meeting ▪ The Board is committed to ongoing refreshment and is always willing to consider adding directors who will create shareholder value ▪ Ongoing engagement with an independent director search firm, and will consider any recommendations from our shareholders as we continue our Board refreshment process PENN directors bring deep expertise across gaming, media, technology, M&A and capital markets PENN Has the Right Board to Oversee Its Strategy 7 of 8 Financial Experience 7 of 8 Technology / Digital Experience 7 of 8 M&A / Strategic Planning Experience 6 of 8 Industry Experience 6 of 8 C - Suite Executive Experience PENN Repeatedly Sought a Constructive Resolution With HG Vora

Appendix

Footnotes

(1) Source: H2 Gambling Capital; assumes land-based revenue includes U.S. land-based casino revenue as tracked by H2 Gambling Capital

(2) Interactive Adj. Revenue is revenue excluding tax gross-ups related to gaming taxes which PENN Interactive pays on behalf of, and is reimbursed by, its third-party online sports betting and iCasino operator partners that PENN provides market access to in various states in the U.S.

(3) Calculated as YoY change in Adj. EBITDA divided by YoY change in Adj. Revenue – Q1'25 vs. Q1'24

(4) Gaming taxes are added back in tax-adjusted retail EBITDAR; peer tax-adjusted margins from Wall Street research

(5) Source: SEC - https://www.sec.gov/newsroom/press-releases/2024-30

Non-GAAP Financial Measures

In addition to GAAP financial measures, management uses Adjusted Revenues as a non-GAAP financial measure. This non-GAAP financial measure should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. This non-GAAP financial measure is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure of comparing performance among different companies. We define Adjusted Revenues as revenues excluding tax gross-ups related to gaming taxes which PENN Interactive pays on behalf of, and is reimbursed by, its third-party online sports betting and iCasino operator partners that PENN provides market access to in various states in the U.S. We believe Adjusted Revenues is useful as a supplemental measure in evaluating the performance of our Interactive segment results of operations. Adjusted Revenues is a measure used by management to evaluate total revenues exclusive of tax gross-ups which are not indicative of ongoing operations that could impact period-to-period comparison. A reconciliation of GAAP revenues to Adjusted Revenues for our Interactive segment is included below.

GAAP to Non-GAAP Reconciliation

	For the Three Months Ended	
($ in millions, unaudited)	March 31, 2024	March 31, 2025
Interactive segment revenues	$207.7	$290.1
Tax gross-ups[(A)]	(116.6)	(128.2)
Adjusted Interactive segment revenues	**$91.1**	**$161.9**

(A) Tax gross-ups refers to the gaming taxes which PENN Interactive pays on behalf of, and is reimbursed by, its third-party online sports betting and iCasino operator partners that PENN provides market access to in various states in the U.S.

8

Appendix

Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as "expects," "believes," "estimates," "projects," "intends," "plans," "goal," "seeks," "may," "will," "should," or "anticipates" or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding: the Company's expectations of future results of operations and financial condition, including, but not limited to, projections of revenue, Adjusted EBITDA, Adjusted EBITDAR and other financial measures; the assumptions provided regarding the guidance, including the scale and timing of the Company's product and technology investments; the Company's expectations regarding results and customer growth and the impact of competition in retail/mobile/online sportsbooks, iCasino, social gaming, and retail operations; the Company's development and launch of its Interactive segment's products in new jurisdictions and enhancements to existing Interactive segment products, including the content for the ESPN BET and theScore BET and the further development of ESPN BET and theScore BET on our proprietary player account management system and risk and trading platforms; the benefits of the Sportsbook Agreement between the Company and ESPN; the Company's expectations regarding its Sportsbook Agreement with ESPN and the future success of ESPN BET; the Company's expectations with respect to share repurchases; the Company's expectations with respect to the integration and synergies related to the Company's integration of theScore and the continued growth and monetization of the Company's media business; the Company's expectations that its portfolio of assets provides a benefit of geographically-diversified cash flows from operations; management's plans and strategies for future operations, including statements relating to the Company's plan to expand gaming operations through the implementation and execution of a disciplined capital expenditure program at our existing properties, the pursuit of strategic acquisitions and investments, and the development of new gaming properties, including the development projects and the anticipated benefits; improvements, expansions, or relocations of our existing properties; entrance into new jurisdictions; expansion of gaming in existing jurisdictions; strategic investments and acquisitions; cross-sell opportunities between our retail gaming, online sports betting, and iCasino businesses; our ability to obtain financing for our development projects on attractive terms; the timing, cost and expected impact of planned capital expenditures on the Company's results of operations; and the actions of regulatory, legislative, executive, or judicial decisions at the federal, state, provincial, or local level with regard to our business and the impact of any such actions.

Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company's future financial results and business. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include: the effects of economic and market conditions in the markets in which the Company operates or otherwise, including the impact of global supply chain disruptions, price inflation, changes in interest rates, economic downturns, changes in trade policies, and geopolitical and regulatory uncertainty; competition with other entertainment, sports content, and gaming experiences; the timing, cost and expected impact of product and technology investments; risks relating to operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions; our ability to successfully acquire and integrate new properties and operations and achieve expected synergies from acquisitions; the availability of future borrowings under our Amended Credit Facilities or other sources of capital to enable us to service our indebtedness, make anticipated capital expenditures or pay off or refinance our indebtedness prior to maturity; the impact of indemnification obligations under the Barstool SPA; our ability to achieve the anticipated financial returns from the Sportsbook Agreement with ESPN, including due to fees, costs, taxes, or circumstances beyond the Company's or ESPN's control; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and ESPN to terminate the Sportsbook Agreement between the companies; the ability of the Company and ESPN to agree to extend the initial 10-year term of the Sportsbook Agreement on mutually satisfactory terms, if at all, and the costs and obligations of such terms if agreed; the outcome of any legal proceedings that may be instituted against the Company, ESPN or their respective directors, officers or employees; the ability of the Company or ESPN to retain and hire key personnel; the impact of new or changes in current laws, regulations, rules or other industry standards; the impact of activist shareholders; adverse outcomes of litigation involving the Company, including litigation in connection with our 2025 annual meeting of shareholders; our ability to maintain our gaming licenses and concessions and comply with applicable gaming law, changes in current laws, regulations, rules or other industry standards, and additional factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the U.S. Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. Considering these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur.

9